EXHIBIT 10.4.6
Cricket Communications, Inc.
10307 Pacific Center Court
San Diego, CA 92121
March 5, 2007
To the Parties Signatory Hereto
Ladies and Gentlemen:
Reference is made to that certain Credit Agreement by and among Cricket Communications, Inc., (“Cricket”) as lender, Alaska Native Broadband 1 License, LLC, (“ANB 1 License”) as borrower, and Alaska Native Broadband 1, LLC, (“ANB 1”) as guarantor, dated as of December 22, 2004 (as amended by Amendments Nos. 1, 2, 3, 4, and 5, the “ANB Credit Agreement”).
Reference is also made to: (i) the ANB Negative Pledge Agreement, undated, between ANB and Cricket, as amended; (ii) the Guarantor Pledge Agreement, dated as of December 22, 2004, between ANB 1 and Cricket, as amended; (iii) the Guaranty, dated as of January 9, 2006, between ANB 1 License and ANB; (iv) the Promissory Note dated December 22, 2004 between Cricket and ANB 1 License; and (v) the Security Agreement, dated as of December 22, 2004, between Cricket, ANB 1 License and ANB 1, as amended ((i) through (v) together with the ANB Credit Agreement, the “ANB Credit Documents”).
Each of the parties hereto hereby agrees that each of the ANB Credit Documents is hereby terminated in full without further obligations of the parties thereunder.
Please indicate your agreement to the terms of this letter agreement by causing this letter agreement to be signed by an authorized person in the space designated below and delivering a signed copy to the undersigned. This letter agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

Sincerely,

CRICKET COMMUNICATIONS, INC.

		By:	/s/ Robert J. Irving, Jr.

		Name:	Robert J. Irving, Jr.
		Title:	Senior Vice President

ACKNOWLEDGED AND AGREED TO:

ALASKA NATIVE BROADBAND 1, LLC

By:	Cricket Communications, Inc.
Its sole member

By:	/s/ Robert J. Irving., Jr.

Name:	Robert J. Irving, Jr.
Title:	Senior Vice President

ALASKA NATIVE BROADBAND 1 LICENSE, LLC

By:	Alaska Native Broadband 1, LLC
Its sole member

By:	Cricket Communications, Inc.
Its sole member

By:	/s/ Robert J. Irving, Jr.

Name:	Robert J. Irving, Jr.
Title:	Senior Vice President
[SIGNATURE PAGE TO TERMINATION OF CREDIT DOCUMENTS LETTER]